UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2015
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CHESAPEAKE LODGING TRUST
(Exact name of registrant as specified in its charter)
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Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (410) 972-4140
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2015, Chesapeake Lodging Trust (the “Trust”) announced that D. Rick Adams had been promoted to serve as Executive Vice President and Chief Operating Officer of the Trust, effective immediately. Adams, 51, previously served as Executive Vice President and Chief Investment Officer of the Trust since February 2014, and previously served as Senior Vice President and Chief Investment Officer of the Trust from November 2009 until January 2014. Information relating to the Trust’s executive compensation arrangements with Mr. Adams can be found in the Trust’s Form 8-K previously filed on January 30, 2015.

A copy of the Trust’s press release announcing the promotion described above is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated March 18, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2015	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer